UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2023
TRICIDA, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-38558	46-3372526
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
7000 Shoreline Court
Suite 201
South San Francisco, CA 94080
(Address of principal executive offices) (Zip Code)
(415) 429-7800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.001 per share	TCDAQ	NONE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 1.01	Entry into a Material Definitive Agreement.
As previously reported, on January 11, 2023, Tricida, Inc. (the “Company” or “Debtor”) filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), thereby commencing a Chapter 11 case for the Company (Case No. 23-10024).
Starting on February 15, 2023 and concluding on February 20, 2023, as a part of the Company’s Bankruptcy Court-supervised sale process, the Company conducted an auction (the “Auction”) for the sale of substantially all of the Company’s assets (the “Assets”). The Debtor presented the Assets in two lots at the Auction—the first (“Lot 1”) primarily consisted of the Debtor’s laboratory equipment, and the second (“Lot 2”) comprised substantially all of the Debtor’s other Assets, primarily composed of its intellectual property and certain inventory. Debtor selected Liquidity Services, Inc. (“Liquidity Services”) as the highest or otherwise best offer for Lot 1 and Renibus Therapeutics, Inc. (“Renibus”) as the highest or otherwise best offer for Lot 2. Following the Auction, the Company continued to work with the winning bidders as well as representatives of certain holders of the Company’s subordinated notes and representatives of the committee of unsecured creditors to overcome objections and negotiate the definitive terms and documentation of these offers.
The Company entered into an asset purchase agreement, dated as of February 21, 2023, with Renibus (the “Renibus APA”), pursuant to which Renibus agreed to acquire the intellectual property, inventory, and certain related assets relating to Veverimer (formerly known as TRC101) (the “Compound”). The Renibus APA provides for Renibus to make a $250,000 cash payment to the Debtor upon closing. Additionally, the purchase price contemplates certain contingent, milestone payments to the Debtor, totaling up to $152.5 million, subject to the achievement of certain United States Food and Drug Administration regulatory approvals and net sales milestones related to the Compound. Renibus also agreed to use commercially reasonable efforts to develop (including seeking regulatory approval for) and commercialize the Compound.
The Renibus APA contains customary representations, warranties, covenants, limitations of liability, and closing conditions. Additionally, the Company and/or Renibus may terminate the Renibus APA by mutual consent, if the closing date has not occurred on or before March 15, 2023, and upon certain other events.
The Company entered into an asset purchase agreement, dated as of February 22, 2023, with Liquidity Services (the “Liquidity Services APA”), pursuant to which Liquidity Services agreed to acquire certain equipment for a purchase price of $235,000, to be paid no later than five (5) business days after execution of the Liquidity Services APA. The Liquidity Services APA also contains certain customary representations, warranties, covenants, and limitations of liability.
The Bankruptcy Court entered orders on February 22, 2023 authorizing the Company to enter into and perform under the Renibus APA and the Liquidity Services APA.
The foregoing descriptions of the Renibus APA and the Liquidity Services APA do not purport to be complete and are qualified in their entirety by reference to Renibus APA and the Liquidity Services APA, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.
Cautionary Statements Regarding Trading in the Company’s Securities
The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 case is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K and Exhibit 99.1 include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations concerning matters that are not historical facts. Words such as “projects,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “may,” “will,” “could,” “should,” “would,” and similar words and expressions are intended to identify forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, without limitation, the outcome of the Chapter 11 proceedings, the Company’s contractual and financial obligations to key suppliers and vendors; the Company’s financial projections and cost estimates; the Company’s ability to raise additional funds; and risks associated with the Company’s business prospects, financial results and business operations. These and other factors that may affect the

Company’s future business prospects, results and operations are identified and described in more detail in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s most recent Annual Report filed on Form 10-K and the subsequently filed Quarterly Report(s) on Form 10-Q. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K. Except as required by applicable law, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

10.1	Asset Purchase Agreement, dated February 21, 2023, by and between Tricida, Inc. and Renibus Therapeutics, Inc.

10.2	Asset Purchase Agreement, dated February 22, 2023, by and between Tricida, Inc. and Liquidity Services.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2023	TRICIDA, INC.

	By:	/s/ Geoffrey M. Parker
	Name:	Geoffrey M. Parker
	Title:	Chief Operating Officer, Chief Financial Officer and Executive Vice President